UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): May 16, 2006


                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)



          New York                      1-7657                 13-4922250
------------------------------  ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)     (IRS Employer
     of incorporation                                      Identification No.)
     or organization)


       200 Vesey Street, World Financial Center
                  New York, New York                             10285
       ----------------------------------------               ----------
       (Address of principal executive offices)               (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

                                     None
              ---------------------------------------------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

================================================================================

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Item 7.01 Regulation FD Disclosure.

On May 16, 2006, Kenneth I. Chenault, Chairman and Chief Executive
Officer of American Express Company (the "Company"), delivered a presentation relating to the Company's business at the UBS 2006 Global Financial Services Conference. Information contained in such presentation is furnished herein in
Exhibit 99.1. The presentation, together with certain additional materials, is also available at http://ir.americanexpress.com.

Exhibit

99.1  Information from presentation delivered May 16, 2006 by
      Kenneth I. Chenault at the UBS 2006 Global Financial Services Conference.


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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN EXPRESS COMPANY
                                       (REGISTRANT)

                                        By /s/  Stephen P. Norman
                                           --------------------------
                                           Name:  Stephen P. Norman
                                           Title: Secretary

DATE:   May 16, 2006

                                 EXHIBIT INDEX

Item No.                          Description
--------                          -----------

99.1  Information from presentation delivered May 16, 2006 by
      Kenneth I. Chenault at the UBS 2006 Global Financial Services Conference.